UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2011

ILLINOIS TOOL WORKS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-4797 (Commission File Number)	36-1258310 (I.R.S. Employer Identification No.)
3600 West Lake Avenue, Glenview, IL (Address of principal executive offices)	60026-1215 (Zip Code)

Registrant's telephone number, including area code:  847-724-7500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement

The information set forth below under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance-Sheet Arrangement of a Registrant

As previously announced, on August 24, 2011, Illinois Tool Works Inc. (the “Company”) and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several initial purchasers, entered into a purchase agreement (the “Purchase Agreement”) in connection with the issuance of $350,000,000 aggregate principal amount of the Company’s 3.375% notes due 2021 (the “2021 Notes”) and $650,000,000 aggregate principal amount of the Company’s 4.875% notes due 2041 (the “2041 Notes”, and together with the 2021 Notes, the “Notes”).  The transactions contemplated by the Purchase Agreement, including the issuance of the Notes, were consummated on August 31, 2011.

The Notes were issued pursuant to an Indenture, dated as of November 1, 1986, as supplemented by a First Supplemental Indenture dated as of May 1, 1990, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee (collectively, the “Indenture”), and an Officers’ Certificate containing the terms of the Notes.  The Indenture, together with the Officers’ Certificate, sets forth the terms of the Notes and the obligations of the Company thereunder.  Following is a brief description of the material terms of the Notes, the Indenture and the Officers’ Certificate, which summary is qualified in its entirety by reference to the Officers’ Certificate and the Indenture, which are exhibits hereto.

The Notes are senior unsecured obligations of the Company, ranking equal in right of payment with all other existing and future senior unsecured indebtedness of the Company. The 2021 Notes will mature on September 15, 2021 and the 2041 Notes will mature on September 15, 2041.  Interest on the Notes will be payable on March 15 and September 15 of each year, beginning on March 15, 2012.  At any time that is prior to June 15, 2021 or March 15, 2041, the Company may redeem the 2021 Notes or the 2041 Notes, respectively, in whole or in part, at a price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed, in each case, plus accrued and unpaid interest to the redemption date.  At any time on or after June 15, 2021 or March 15, 2041, the Company may redeem the 2021 Notes or the 2041 Notes, respectively, in whole or in part, at a price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the Notes to the date of redemption.

The Indenture contains covenants that, among other things, limit the Company’s and certain of its subsidiaries’ ability to incur liens, enter into sale and lease-back transactions, and engage in merger or similar transactions.  These covenants are subject to a number of important exceptions described in the Indenture.  The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture and certain events of bankruptcy and insolvency.  Generally, if an event of default occurs, the Trustee or holders of at least 25% in principal amount of the then outstanding Notes of any affected series may declare the principal of and accrued but unpaid interest, including additional interest, on all the Notes of that series to be due and payable.

The offer and sale of the Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Notes were sold by the Company in reliance on the exemption from registration provided by Section 4(2) of the Securities Act.

Also on August 31, 2011, the Company and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the initial purchasers of the Notes, entered into a registration rights agreement (the “Registration Rights Agreement”) regarding the Notes pursuant to which the Company agreed to cause to be filed, as promptly as practicable after the date it has filed its Annual Report on Form 10-K for the year ended December 31, 2011, an exchange offer registration statement with the Securities and Exchange Commission for the purpose of exchanging the Notes for notes with substantially identical terms that may be freely traded.  In addition, under certain circumstances, the Registration Rights Agreement requires the Company to file a shelf registration statement that would permit some or all the Notes to be offered to the public.  If the exchange offer is not consummated, or the shelf registration statement has not become effective, within the time period set forth in the Registration Rights Agreement, then the Company will be obligated to pay a special interest premium in the amount of 50 basis points.  Also, if the Company fails to keep the shelf registration statement continuously effective or usable for resales for the period required under the Registration Rights Agreement, then the Company will be obligated to pay liquidated damages to the holders of the Notes in the amount of 25 basis points for the first 90 days during which the failure to comply continues, increasing to 50 basis points thereafter.

Item 9.01.       Financial Statements and Exhibits

This Current Report is being filed in connection with the offer and sale of the Notes and to file with the Securities and Exchange Commission the documents and instruments attached hereto as exhibits.

(d)  Exhibits

Exhibit Number	Exhibit Description

4.1
Indenture between Illinois Tool Works Inc. and The First National Bank of Chicago, as Trustee, dated as of November 1, 1986, filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 filed on January 15, 1999 (Commission File No. 333-70691) and incorporated herein by reference.

4.2
First Supplemental Indenture between Illinois Tool Works Inc. and Harris Trust and Savings Bank, as Trustee, dated as of May 1, 1990, filed as Exhibit 4.2 to the Company’s Registration Statement on Form S-3 filed on January 15, 1999 (Commission File No. 333-70691) and incorporated herein by reference.

4.3	Officers’ Certificate dated August 31, 2011, establishing the terms, and setting forth the forms, of the 3.375% Notes due 2021 and the 4.875% Notes due 2041.

4.4	Registration Rights Agreement dated August 31, 2011, by and among the Company and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLINOIS TOOL WORKS INC.

Date: August 31, 2011	By:	/s/ Randall J. Scheuneman
Randall J. Scheuneman
Vice President & Chief Accounting Officer
(Principal Accounting Officer & Duly Authorized Officer)

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

4.1
Indenture between Illinois Tool Works Inc. and The First National Bank of Chicago, as Trustee, dated as of November 1, 1986, filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 filed on January 15, 1999 (Commission File No. 333-70691) and incorporated herein by reference.

4.2
First Supplemental Indenture between Illinois Tool Works Inc. and Harris Trust and Savings Bank, as Trustee, dated as of May 1, 1990, filed as Exhibit 4.2 to the Company’s Registration Statement on Form S-3 filed on January 15, 1999 (Commission File No. 333-70691) and incorporated herein by reference.

4.3	Officers’ Certificate dated August 31, 2011, establishing the terms, and setting forth the forms, of the 3.375% Notes due 2021 and the 4.875% Notes due 2041.

4.4	Registration Rights Agreement dated August 31, 2011, by and among the Company and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated.